Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                      )        Chapter 11
                                            )
DELTA MILLS, INC., et al.,(1)               )        Case No. 06-11144 (CSS)
                                            )
                  Debtors.                  )        Jointly Administered )
                                                     RE: D.I. 15, 28, 89, 476

        ORDER UNDER 11 U.S.C. ss.ss. 105(a) AND 363 AND FEDERAL RULES OF
          BANKRUPTCY PROCEDURE 2002, 6004 AND 9014 (A) APPROVING DELTA
      MILLS' SELECTION OF STANLEY ATKINS AS STALKING HORSE BIDDER FOR THE
            BEATTIE PLANT; (B) APPROVING FORM AND MANNER OF NOTICE;
            (C) SCHEDULING A HEARING TO CONSIDER THE SALE OF BEATTIE
                     PLANT; AND (D) GRANTING RELATED RELIEF
                     --------------------------------------

                  This matter came before the Court for hearing on May 18, 2007 (the "Procedures Hearing"), upon the Motion for Order Under 11 U.S.C. ss.ss. 105(a) and 363 and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 (A) Approving Delta Mills' Selection of Stanley Atkins as Stalking Horse Bidder for the Beattie Plant; (B) Approving Form and Manner of Notice; (C) Scheduling a Hearing to Consider the Sale of Beattie Plant; and (D) Granting Related Relief (D.I. 476) (the "Motion"),(2) filed on May 16, 2007 by Delta Mills, Inc. ("Delta Mills") with the consent and approval of Delta Woodside Industries, Inc. ("DLWI") and Delta Mills Marketing, Inc. ("Marketing"), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"); and upon the Declaration of William H. Hardman, Jr. in Support of First Day Relief (D.I. 3) (the "Hardman Declaration"); and upon the First

-----------------
(1) These jointly administered cases are those of the following debtors: Delta Mills, Inc.; Delta Woodside Industries, Inc.; and Delta Mills Marketing, Inc.

(2) Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Motion.

Supplemental Declaration of William H. Hardman, Jr., in Support of First Day Relief (D.I. 79) (the "Hardman Supplemental Declaration"); and upon the Declaration of Joseph M. Brower in Support of Entry of the Order under 11 U.S.C. ss.ss. 105(a), 363 and 365 and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (I) Approving and Authorizing the Debtors to Proceed with an Orderly Run Out of the Debtors' Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets; (III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief (D.I. 80) (the "Brower Declaration"); and upon the Declaration of William F. Garrett in Support of Entry of the Order Under 11 U.S.C. ss.ss. 105(a) and 363 and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 (a) Approving Debtors' Selection of Stanley Atkins as Stalking Horse Bidder for the Beattie Plant; (B) Approving Form and Manner of Notice; (C) Scheduling a Hearing to Consider the Sale of the Beattie Plant; and (D) Granting Related Relief (D.I.
478) (the "Garrett Declaration") and the Court having entered the Order Under 11 U.S.C. ss.ss. 105(a), 363, and 365 and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (I) Approving and Authorizing the Debtors to Proceed With an Orderly Run Out of the Debtors' Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets;
(III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief (the "Sale Procedures Order") (D.I. 89) on October 31, 2006; and upon the arguments and representations of counsel and the other pleadings and the entire record in these cases, and for good cause shown; and due and sufficient notice of the Motion and the Procedures Hearing having been given and no other or further notice need be provided; it is hereby

         FOUND, CONCLUDED AND DECLARED THAT:(3)

---------------------
(3) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

         1. Jurisdiction. This Court has jurisdiction over this matter and over the property of the Debtors and their bankruptcy estates pursuant to 28 U.S.C. ss.ss. 157(a) and 1334.
         2. This is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(A),
(M), (N) and (O).
         3. Notice of the Procedures Hearing. Good and sufficient notice of the Motion and the relief sought therein has been given and no other or further notice is required. A reasonable opportunity to object or be heard regarding the relief requested in the Motion has been afforded to parties in interest. No objection has been filed or otherwise received.
         4. The Asset Purchase Agreement. Delta Mills, in consultation with the Committee, has selected that certain Purchase and Sale Agreement dated on or about May 16, 2007 by and between Delta Mills, Inc. and Stanley Atkins ("Atkins") (the "APA") attached hereto as Exhibit 1, as the "Stalking Horse Bid" for the Beattie Plant. The Stalking Horse Bid currently represents the best offer received by Delta Mills for the Beattie Plant.
         5. Pursuant to the APA, Delta Mills proposes to sell, assign and transfer to Atkins the Beattie Plant free and clear of all liens, claims, interests, and encumbrances other than Permitted Liens (collectively, the "Encumbrances"), with such Encumbrances other than Permitted Liens to attach to the proceeds of the sale. The terms of the Stalking Horse Bid are set forth in the APA and are summarized solely for illustrative purposes as follows:
                  a. Purchase Price. On the Closing Date, the "Purchase Price" shall be $3,750,000.00.
                  b. Assets for Purchase. At the Closing, Delta Mills shall sell, assign, transfer, convey and deliver (or cause to be transferred, sold, assigned, conveyed, and delivered) to Atkins, and Atkins shall purchase and assume from Delta Mills, all of Delta Mills' right, title, and interest in the Beattie Plant. The Beattie Plant is more specifically described in the APA.

                  c. Excluded Assets. Only the Beattie Plant will be purchased by Atkins under the APA.
                  d. Closing. The closing shall occur at 10:00 a.m. (ET) on the fifth (5th) business day following the entry of the Sale Order and satisfaction or waiver of the closing conditions set forth in the APA at the offices of Wyche Burgess Freeman & Parham, P.A., 44 East Camperdown Way, Greenville, South Carolina 29601, or such other place as the parties may mutually agree to in writing.
                  e. Representations and Warranties. Representations are made that are customary in a transaction of this type, as more particularly set forth in the APA. The Debtors expressly disclaim any warranty of merchantability or fitness for a particular purpose and make no warranty, express or implied, as to the nature, quality, value, or condition of any asset. All property shall be taken as is, where is.

         6. Solicitation of Initial Bids and Selection of Stalking Horse Bid. The Debtors have been marketing two vacant parcels of land that comprise a portion of the Beattie Plant, through brokers and otherwise, since on or before June 30, 2006. Prior to the Petition Date, they received no acceptable offers from any prospective purchaser. Since the Petition Date, the Debtors have marketed the entire Beattie Plant diligently through the procedures established under the Sale Procedures Order. Without limitation, since the Petition Date, the Debtors have negotiated with interested parties, including, without limitation, Atkins, regarding a possible contract for the purchase of the Beattie Plant. However, since the Petition Date, Atkins's offer to purchase the Beattie Plant is the only acceptable bid received by the Debtors.

         7. On or about April 30, 2007 (the "April Board Meeting"), Delta Mills presented the terms of Atkins' proposed contract for the purchase of the Beattie Plant to the Boards of Directors of DLWI, Marketing and Delta Mills (collectively, the "Boards"). At the April Board Meeting, the Board of Directors of Delta Mills, with the approval of the Boards of DLWI and Marketing, determined, in their business judgment, that Atkins' bid represented the highest and best bid received to date for the Beattie Plant and therefore authorized Delta Mills to designate Atkins as the Stalking Horse Bidder for the purchase of the Beattie Plant.
         8. While Delta Mills will only transfer certain of its real property assets in a sale pursuant to the APA to Atkins, or pursuant to a Competing APA (as defined in the Overbidding Procedures) to the Successful Bidder, the Debtors continue to intend to sell all or substantially all of their assets. The sale contemplated herein is intended to be one of a series of transactions through which the Debtors will liquidate all or substantially all of their assets as set forth in the Sales Procedures Motion, the Hardman Declaration, the Hardman Supplemental Declaration, and the Brower Declaration.
         9. The Debtors have marketed the Beattie Plant and conducted their solicitation of bids in compliance with the Sale Procedures Order in a non-collusive, fair and good faith manner. The execution of the APA was the culmination of a process undertaken by the Debtors and their professionals to negotiate a transaction with a bidder who was prepared to pay the highest or otherwise best purchase price to date for the Beattie Plant in order to maximize the value of the Debtors' estates.
         10. The Debtors and the Boards have discharged their duties as debtors-in-possession with respect to seeking a sale of the Beattie Plant by marketing the Beattie Plant diligently, in good faith and in a commercially reasonable manner to secure the highest and best offer or offers therefor by, among other things, (a) complying with the Sale Procedures Order, (b) contacting and inviting potential purchasers to meet with management and the Debtors' professionals, and (c) providing potential purchasers with the opportunity to conduct extensive due diligence. In addition, the Debtors delivered the Sale Procedures Order, the Bidding Procedures, and the Sale Notice (as defined in the Sale Procedures Order) to each of the entities that had expressed an interest in the Debtors' assets either prior to or after the Petition Date.

         11. Overbidding Procedures. The Overbidding Procedures, as set forth below, are fair, reasonable, and appropriate and are designed to maximize the recovery on the Beattie Plant.
         12. The "Initial Overbid Amount" shall exceed, net of any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant, the Purchase Price by three percent (3%) such that the Initial Overbid Amount will be $3,862,500.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant. Thereafter, Overbids shall increase by a minimum "Overbid Increment" of $50,000.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant.
         13. Delta Mills' proposed sale, to either Atkins or another Successful Bidder, of the Beattie Plant under section 363 of the Bankruptcy Code outside the ordinary course of business and prior to the confirmation of a plan of reorganization will best maximize value of the Beattie Plant and is appropriate under the circumstances of these cases as the Debtors have exercised reasonable judgment based on: (a) the Debtors' demonstrated sound business purposes that justify the sale; (b) the accurate and reasonable notice that has been and will be provided to interested persons; (c) the assurance of a fair price being obtained for the Beattie Plant based on the Debtors' extensive marketing efforts prior and subsequent to the Petition Date and the notice being provided to parties in interest; and (d) the Debtors' good faith.

         14. The Committee consents to the relief requested in the Motion and granted by this Order.
         15. The entry of this Order is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it is therefore

         ORDERED, ADJUDGED AND DECREED THAT:

         A. The relief requested in the Motion is granted.
         B. All objections to the entry of this Order that have not been withdrawn, waived, resolved, or settled, and all reservations of rights included therein, are hereby denied and overruled on the merits with prejudice.
         C. Delta Mills' selection of the APA as the "Stalking Horse Bid" for the Beattie Plant is hereby approved.
         D. The Overbidding Procedures, attached hereto as Exhibit 2 and incorporated by reference herein, are hereby approved and shall apply with respect to the sale of the Beattie Plant.
         E. The Stalking Horse Notice, in substantially the form attached hereto as Exhibit 3, is approved in all respects.
         F. Not later than two (2) business days after the entry of this Order, the Debtors will cause the Stalking Horse Notice to be served upon: (a) the Service Parties (as defined below), (b) Atkins and (c) parties, if any, who have filed an objection to the Motion and will be provided to each party having expressed a bona fide interest in acquiring the Beattie Plant.

         G. A Qualified Bidder that desires to make a bid shall deliver written copies of its bid to:


                  (i) William H. Hardman, Jr., Delta Mills, Inc., at bill.hardman@deltamills.com;

                  (ii) C. Richard Rayburn, Jr., Esq., Rayburn Cooper & Durham, P.A., at rrayburn@rcdlaw.net;

                  (iii) Robert J. Dehney, Esq., Morris, Nichols, Arsht & Tunnell, LLP, at rdehney@mnat.com;

                  (iv)     Jonathan  N.  Helfat,  Esq.,  Otterburg,   Steindler,
                           Houston & Rosen, P.C., at jhelfat@oshr.com;

                  (v) Christopher R. Donoho III, Esq., Lovells, LLP, at chris.donoho@lovells.com;

                  (vi) Eric B. Amstutz, Esq., Wyche Burgess Freeman & Parham, P.A., at eamstutz@wyche.com;

                  (vii)    William  F.   Nolan,   FTI   Consulting,   Inc.,   at
                           william.nolan@fticonsulting.com; and

                  (viii) Leon Szlezinger, Mesirow Financial Consulting, at lszlezinger@mesirowfinancial.com.

(the "Service Parties") not later than 5:00 p.m. (ET) on June 22, 2007 (the "Overbid Deadline") and shall comply with the requirements set forth in the Overbidding Procedures for making such bid.
         H. The "Initial Overbid Amount" shall exceed, net of any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant, the Purchase Price by three percent (3%) such that the Initial Overbid Amount will be $3,862,500.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant. Thereafter, Overbids shall increase by a minimum "Overbid Increment" of $50,000.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant.

         I. The Debtors shall have the right to reject any and all bids that they believe in their reasonable discretion, and after consultation with the Committee, do not conform with the Overbidding Procedures. Atkins' bid as embodied in the APA is deemed to be a conforming bid.
         J. Delta Mills may sell the Beattie Plant by conducting an Auction in accordance with the Overbidding Procedures.
         K. The Auction shall take place at 10:00 a.m. (ET) on June 27, 2007, or such later time as the Debtors shall notify Atkins and all Qualified Bidders who have submitted a Qualified Bid in accordance with the Overbidding Procedures and expressed their intent to participate in the Auction (the "Auction Date"), at the offices of Morris, Nichols, Arsht & Tunnell, LLP, 1201 North Market Street, Wilmington, Delaware 19801, or such other place as the Debtors shall notify Buyer and all Qualified Bidders who have submitted a Qualified Bid and expressed their intent to participate in the Auction.
         L. On June 28, 2007 at 2:00 p.m. (ET) or as soon thereafter as counsel may be heard, the Sale Hearing will be held before the Honorable Christopher S. Sontchi, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Courtroom 6, Wilmington, Delaware 19801, to consider the entry of an order, inter alia, approving the sale of the Beattie Plant.
         M. The Sale Hearing may be adjourned, from time to time, without further notice to creditors or other parties-in-interest other than by announcement of said adjournment before this Court or on this Court's calendar on the date scheduled for said hearing.
         N. Following the Sale Hearing approving the sale of the Beattie Plant to the Successful Bidder, if any such Successful Bidder fails to consummate an approved sale because of a breach or failure to perform on the part of such Successful Bidder, the Next Highest Bid, if any, as disclosed at the Sale Hearing, will be deemed to be the Successful Bid and Delta Mills will be authorized, but not required, to consummate the sale with the Qualified Bidder submitting the Next Highest Bid without further order of the Court. In such case, the Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors.

         O. The Objection Deadline shall be June 21, 2007 at 4:00 p.m. (ET). Except to the extent such relief has already been granted by prior order of this Court, all objections to the sale of the Beattie Plant must: (a) be in writing;
(b) be signed by counsel or attested to by the objecting party; (c) be filed with the Clerk of the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801 on or before the Objection Deadline; and (d) be served so as to be received on or before the Objection Deadline by the above-listed Service Parties.
         P. As provided by Bankruptcy Rules 6004(g) and 6006(d), this Order shall not be stayed for ten (10) days after the entry thereof and shall be effective and enforceable immediately upon its entry on this Court's docket. Q. This Court shall retain jurisdiction over any matters related to or arising from the implementation of this Order.

Dated:  Wilmington, Delaware
        May 18, 2007                       /s/ Christopher S. Sontchi
                                           -------------------------------------
                                           THE HONORABLE CHRISOPHER S. SONTCHI
                                           UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT 1

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


           [SEE EXHIBIT 99.2 TO DLWI'S FORM 8-K FILED ON MAY 24, 2007]

                                    EXHIBIT 2

                             OVERBIDDING PROCEDURES
                             ----------------------

                  Within two (2) days after the entry of the Order Granting Motion for Order under 11 U.S.C. ss.ss. 105(a) and 363 and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 (A) Approving Debtors' Selection Of Stanley Atkins as Stalking Horse Bidder for the Beattie Plant; (B) Approving Form and Manner of Notice; (C) Scheduling a Hearing to Consider the Sale of Beattie Plant; and (D) Granting Related Relief (the "Beattie Stalking Horse Order"), the Debtors shall distribute a notice of the Auction, along with a copy of the APA (as defined in the Beattie Stalking Horse Order), to all parties who, in the Debtors' discretion, may be interested in participating in the Auction. During the overbidding period, the Debtors will consider any qualifying bids that are higher and better than Stalking Horse Bid (each, an "Overbid"). Ultimate approval of the APA will be subject to the Debtors' consideration of qualified Overbids.

                  Notice of the Beattie Plant sale and the material terms of these Overbidding Procedures shall be published in The State and the Greenville News as soon as practicable, and no less than twenty-five (25) days prior to the Overbid Deadline (as defined below). Moreover, the Debtors and the Committee shall each be authorized to provide the Stalking Horse Notice, the Beattie Stalking Horse Order and other information respecting the Beattie Plant to real estate brokers and listing agencies, and any other parties that they may deem appropriate. Any such broker shall have its brokerage commission in an agreed amount honored if the bid derived from such broker (i) results in a higher and better bid than the Stalking Horse Bid, (ii) is the Successful Bid (as defined below) and (iii) results in a sale of the Beattie Plant pursuant to that Successful Bid.

                  The Debtors propose the following requirements for a Bidder to submit an "Overbid":

                  a. Bid Deadline and Requirements for Overbids

                    An Overbid must be submitted on or before the Overbid Deadline, which is 5:00 p.m. (ET), on June 22, 2007, via electronic mail, to the following:

                  (i) William H. Hardman, Jr., Delta Mills, Inc., at bill.hardman@deltamills.com;

                  (ii) C. Richard Rayburn, Jr., Esq., Rayburn Cooper & Durham, P.A., at rrayburn@rcdlaw.net;

                  (iii) Robert J. Dehney, Esq., Morris, Nichols, Arsht & Tunnell, LLP, at rdehney@mnat.com;

                  (iv)     Jonathan  N.  Helfat,  Esq.,  Otterburg,   Steindler,
                           Houston & Rosen, P.C., at jhelfat@oshr.com;

                  (v) Christopher R. Donoho III, Esq., Lovells, LLP, at chris.donoho@lovells.com;

                  (vi) Eric B. Amstutz, Esq., Wyche Burgess Freeman & Parham, P.A., at eamstutz@wyche.com;

                  (vii)    William  F.   Nolan,   FTI   Consulting,   Inc.,   at
                           william.nolan@fticonsulting.com; and

                  (viii) Leon Szlezinger, Mesirow Financial Consulting, at lszlezinger@mesirowfinancial.com.

                  b. Required  Terms

                  An Overbid must, at a minimum, comply with the following requirements:

                  (i)      The Overbid must be received by the Overbid Deadline;

                  (ii) The Overbid must clearly state the amount of cash consideration, in U.S. dollars, that the Bidder is prepared to pay for the Beattie Plant. Only cash consideration will be evaluated; the utilization of notes or other instruments to make up a portion of the consideration will be evaluated as providing zero value to the Debtors;

                  (iii) The Initial Overbid Amount shall exceed, net of any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant, the Purchase Price by at least three percent (3%) such that the Initial Overbid Amount will be at least $3,862,500.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant;

                  (iv) Thereafter, Overbids shall increase by a minimum Overbid Increment of $50,000.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant;

                  (v) The Overbid must be in writing and include a copy of the APA as a form, marked-up to show any revisions required by the Qualified Party to consummate the sale (a "Competing APA"), which Competing APA must be acceptable in form and substance to the Debtors, and otherwise be in compliance with the requirements of the Bankruptcy Code and applicable orders of the Bankruptcy Court;

                  (vi) The Overbid must be accompanied by copies of financial statements, letters of credit and/or any other documents or evidence reasonably satisfactory to the Debtors demonstrating the Bidder's ability to consummate the contemplated transaction;

                  (vii) The Overbid must not be conditioned on a Bidder's ability to obtain financing;

                  (viii) The Overbid must not be conditioned on the outcome of the due diligence by such Bidder;

                  (ix) The Overbid must be accompanied by information and assurances satisfactory to the Debtors that the Bidder can obtain all required consents, approvals and licenses to fulfill the terms, conditions and obligations under any and all related agreements;

                  (x) The Overbid must be accompanied by the provision of a certified or bank check, wire transfer, or letter of credit reasonably acceptable to the Debtors in the amount of at least 10% of the amount of the Overbid as a good faith deposit, to be held in escrow and credited to the closing payment if the Bidder is ultimately determined to be the Successful Bidder or to be returned to the bidder otherwise (a "Good Faith Deposit");

                  (xi) The Overbid must state that it has been approved (subject to stated conditions) by any, and all, governing bodies or investors (e.g., board of directors or minority partners);

                  (xii) The Overbid must state that it is made by the principals of the Bidder, and not by any person acting as agent for another, whether the principals are disclosed or undisclosed; however, a Bidder may appoint a representative to act on its behalf in connection with the Overbid; and

                  (xiii) No Bidder shall be entitled to reimbursement of its costs, expenses or professional fees incurred in connection with the sale and competitive bidding process for the Assets, including formulation and submission of any bid or any due diligence efforts.

                  The Debtors and their advisors, in consultation with the Committee, will evaluate the Overbids submitted and determine whether to deem any such Overbid a "Qualified Bid" and invite the Bidder to participate in the Auction. Overbids will be evaluated on the basis of (i) the indicated purchase price, (ii) the Bidder's financial capacity to consummate a transaction if selected as the Successful Bid, (iii) the extent and type of requested changes to the APA, (iv) the Bidder's ability to expeditiously consummate the transaction if selected as a Successful Bid, and (v) other factors deemed appropriate in the Debtors' discretion, in consultation with the Committee. The Debtors will select those Overbids that they consider to be Qualified Bids on or before the commencement of the Auction, provided, however, that the Debtors, in consultation with the Committee, reserve the right to select such Qualified Bids at an earlier date or to reject any Overbid as insufficient, and provided, further, however, that, if no other Qualified Bid is received (other than that of the Stalking Horse Bidder), the Debtors shall have no obligation to conduct an Auction.

                  In the event Qualified Bids are received, an auction (the "Auction") of the Beattie Plant will be held on June 27, 2007 at 10:00 a.m. (ET) at the offices of Morris Nichols Arsht & Tunnell LLP, 1201 North Market Street, Wilmington, Delaware 19801, or such other location determined by the Debtors, at which Auction the Debtors, in consultation with the Committee, may select the highest and best Qualified Bid for the Beattie Plant as a Successful Bid. ALL SALE(S) SHALL BE SUBJECT TO THE APPROVAL OF THE BANKRUPTCY COURT.

                  Only the Stalking Horse Bidder, parties who submit Qualified Bids prior to the Overbid Deadline, representatives of the Committee, representatives of GMAC, the Debtors, and the professionals of the foregoing shall be entitled to attend and be heard at the Auction. In order to bid at the Auction, all Qualified Parties must be physically present at the Auction, unless otherwise agreed in writing by the Debtors.

                  During the Auction, bidding shall (i) begin with the Qualified Bid of the Stalking Horse Bidder; (ii) continue with the first overbid increment set over and above the Purchase Price, and (iii) continue thereafter in minimum increments higher than or equal to the minimum Overbid Amount.

                  Notwithstanding the foregoing, the Debtors, in consultation with the Committee, shall be permitted, in their sole discretion, to conduct the Auction in any manner they deem proper in their business judgment.

                  Unless otherwise agreed to by the Debtors, in their discretion, all participants will be permitted equal time, to be determined by the Debtors in consultation with the Committee, in which to respond to the previous bid at the Auction and, at the expiration of such time (unless extended), the Auction shall conclude.

                  Prior to concluding the Auction, the Debtors shall (i) review each bid, if any, on the basis of its financial and contractual terms and the factors relevant to the sale process and the best interest of the Debtors' stakeholders, including, without limitation, those factors affecting the speed and certainty of consummating a sale transaction and (ii) in consultation with the Committee, determine and identify the highest or best bid (defined as the "Successful Bid") and the next highest or otherwise best offer, if any, after the Successful Bid (the "Next Highest Bid"). Any bid submitted after the conclusion of the Auction shall not be considered for any purpose.

                  Immediately prior to the adjournment of the Auction, the bidder making the Successful Bid (defined as the "Successful Bidder"), shall complete and sign all agreement(s), contract(s), instrument(s) or other document(s) evidencing and containing the terms and conditions upon which such bid was made, if it has not already done so.

                  The Debtors, in consultation with the Committee, reserve the right to reject at any time prior to the entry of an order of the Bankruptcy Court approving a sale of the Beattie Plant, any offer which the Debtors deems to be (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware, or the terms and conditions of the sale set forth herein, or (iii) contrary to the best interests of the Debtors, their estates, and their creditors. The Debtors will have no obligation to accept or submit for Bankruptcy Court approval any offer presented prior to or at the Auction.

The Sale Hearing
----------------

                  (A) The hearing on the approval of the sale of the Beattie Plant (the "Sale Hearing") to the Successful Bidder shall be conducted by the Bankruptcy Court on June 28, 2007 at 2:00 p.m. (ET) or at such other time as the Bankruptcy Court permits. The Objection Deadline is June 21, 2007 at 4:00 p.m.
(ET).

                  (B) Subject to Bankruptcy Court approval following the Auction, the Successful Bidder shall purchase the Beattie Plant, free and clear of all liens, claims and encumbrances, (having purchased the Beattie Plant, the "Purchaser").

                  (C) Following the Sale Hearing approving the sale of the Beattie Plant to the Successful Bidder, if a Successful Bidder fails to consummate an approved sale because of a breach or failure to perform on the part of such Successful Bidder, the next highest or otherwise best Qualified Bid, as disclosed at the Sale Hearing, will be deemed to be the Successful Bid and Delta Mills will be authorized, but not required, to consummate the sale with the Qualified Bidder submitting such bid without further order of the Bankruptcy Court. In such case, the Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors.

                  (D) Any sale of the Beattie Plant shall be without representation or warranties of any kind, nature or description by the Debtors, their agents or their estates, except as provided in the purchase agreement between the Debtors and the Purchaser. The sale of the Beattie Plant shall be transferred "as is." THE DEBTORS EXPRESSLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE NATURE, QUALITY, VALUE OR CONDITION OF THE BEATTIE PLANT.

Procedures Governing Good Faith Deposits
----------------------------------------

                  (A) All Good Faith Deposits shall be subject to the jurisdiction of the Bankruptcy Court and, as applicable, shall be credited to the purchase price at the closing of the sale or shall be returned by the Debtors as soon as reasonably practicable after the closing of the sale; provided, however, that if a Successful Bidder fails to consummate an approved sale because of a breach or failure to perform on the part of such Successful Bidder, such Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors.

                  (B) All Good Faith Deposits shall be held, subject to the provisions of the Sale Procedures Order and these Bidding Procedures, by counsel for the Debtors or, in the Debtors' discretion, by a third-party escrow agent (either, a "Custodian") in a segregated non-interest bearing bank account. In the event of a dispute concerning the Debtors' right to retain any Good Faith Deposit, the Custodian shall have no liability to any bidder for the failure to return such Good Faith Deposit to the bidder, and the bidder's sole remedy shall be to seek relief from the Bankruptcy Court to compel the return of the Good Faith Deposit; provided, however, that nothing in the Sale Procedures Order or these Bidding Procedures shall waive, release or restrict any right or remedy of any person arising from the wrongful disbursement or loss of any Good Faith Deposit.

Reservation of Rights
---------------------

                  The Debtors reserve their rights to: (i) impose at or before the Auction such other and additional terms and conditions as may be in the interest of the Debtors, their estates and creditors (so long as such terms are not materially inconsistent with the terms of the Sale Procedures Order or the Beattie Stalking Horse Order); (ii) extend the deadlines set forth in the Sale Procedures Order, the Beattie Stalking Horse Order, and/or these Bidding Procedures; (iii) adjourn the Auction at or before the Auction; (iv) adjourn the Sale Hearing without further notice by making an announcement in open court or by the filing of a hearing agenda pursuant to Bankr. D. Del. L.R. 9029-3; and
(v) withdraw from the Auction the Beattie Plant at any time prior to or during the Auction or cancel the Auction.

                                    EXHIBIT 3

                              STALKING HORSE NOTICE
                              ---------------------

PLEASE TAKE NOTICE:

         1. Chapter 11 Petitions. On October 13, 2006, Delta Mills, Inc. ("Delta Mills"), Delta Woodside Industries, Inc. ("DLWI") and Delta Mills Marketing, Inc. ("Marketing" and, together with Delta Mills, the "Debtors"), debtors and debtors-in-possession, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (as amended, the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         2. The Sale Motion. On October 13, 2006, the Debtors filed the Motion for Order under 11 U.S.C. ss.ss. 105(a), 363, 365, and 1146(c) and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (A) Approving (I) Initial Bidding Procedures, (II) Overbidding Procedures, (III) Auction Procedures; (B) Approving Notice Procedures for (I) The Solicitation of Bids, (II) an Auction and (III) the Assumption and Assignment of Contracts and Leases; (C) Scheduling Hearings on Approval of (I) Bid Protections for a Stalking Horse Bidder, (II) a Sale or Sale of Substantially All of Debtors' Assets and (III) Miscellaneous Assets Sales, and (C) Granting Related Relief (D.I. 15) (the "Sale Motion").

         3. The Sale Procedures Order. On October 31, 2006, the Bankruptcy Court entered an Order (D.I. 89) (the "Sale Procedures Order") which, inter alia, (a) authorizes the Debtors to continue to run out their businesses (to finish and sell inventory), liquidate their assets in an orderly fashion and continue to solicit bids for the purchase of their assets pursuant to one or more sale transactions and (b) approved certain bidding procedures for conducting a sale or sales by auction of some or all of the assets and miscellaneous asset sale procedures for other sale transactions.

         4. The Stalking Horse Motion. On May 16, 2007, the Debtors filed the Motion for Order under 11 U.S.C. ss.ss. 105(a) and 363 and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 (A) Approving Delta Mills' Selection of Stanley Atkins as Stalking Horse Bidder for the Beattie Plant; (B) Approving Form and Manner of Notice; (C) Scheduling a Hearing to Consider the Sale of Beattie Plant; and (D) Granting Related Relief (D.I. 476) (the "Stalking Horse Motion").

         5. The Stalking Horse Order. On May 18, 2007, the Bankruptcy Court entered an Order (D.I. 495) (the "Stalking Horse Order") which, inter alia, approved the Debtors' selection of the Stalking Horse Bid(4) and scheduled the Sale Hearing to consider the sale of the Beattie Plant. A copy of the Stalking Horse Order is attached hereto as Exhibit A.

         6. The Stalking Horse Bidder and the Stalking Horse APA. The Debtors, in consultation with the Committee, have selected that certain asset purchase agreement (the "APA") between Stanley Atkins and Delta Mills as the Stalking Horse Bid. The terms of the Stalking Horse Bid are set forth in the APA attached to the Stalking Horse Order.

         7. Overbidding Procedures. The Bankruptcy Court has approved the following requirements for a Bidder to submit an Overbid:

                  (a) Within two (2) days after the entry of the Stalking Horse Order, the Debtors shall distribute a notice of the Auction, along with a copy of the APA, to all parties who, in the Debtors' discretion, may be interested in participating in the Auction. During the overbidding period, the Debtors will consider any qualifying bids that are higher and better than the Stalking Horse Bid (each, an "Overbid"). Ultimate approval of the APA will be subject to the Debtors' consideration of qualified Overbids.


--------

(1) Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Stalking Horse Motion.

                           Notice of the Beattie Plant sale and the material terms of these Overbidding Procedures shall be published in The State and the Greenville News as soon as practicable, and no less than twenty-five
                           (25) days prior to the Overbid Deadline (as defined below). Moreover, the Debtors and the Committee shall each be authorized to provide the Stalking Horse Notice, the Beattie Stalking Horse Order and other information respecting the Beattie Plant to real estate brokers and listing agencies, and any other parties that they may deem appropriate. Any such broker shall have its brokerage commission in an agreed amount honored if the bid derived from such broker (i) results in a higher and better bid than the Stalking Horse Bid, (ii) is the Successful Bid (as defined below) and (iii) results in a sale of the Beattie Plant pursuant to that Successful Bid.

                  (b) Bid Deadline and Requirements for Overbids. An Overbid must be submitted on or before the Overbid Deadline, which is 5:00 p.m. (ET), on June 22, 2007, via electronic mail, to the following:

                           (i) William H. Hardman, Jr., Delta Mills, Inc., at bill.hardman@deltamills.com;

                           (ii)     C.  Richard  Rayburn,   Jr.,  Esq.,  Rayburn
                                    Cooper     &      Durham,      P.A.,      at
                                    rrayburn@rcdlaw.net;

                           (iii) Robert J. Dehney, Esq., Morris, Nichols, Arsht & Tunnell, LLP, at rdehney@mnat.com;

                           (iv)     Jonathan   N.   Helfat,   Esq.,   Otterburg,
                                    Steindler,   Houston  &  Rosen,   P.C.,   at
                                    jhelfat@oshr.com;

                           (v) Christopher R. Donoho III, Esq., Lovells, LLP, at chris.donoho@lovells.com;

                           (vi) Eric B. Amstutz, Esq., Wyche Burgess Freeman & Parham, P.A., at eamstutz@wyche.com;

                           (vii) William F. Nolan, FTI Consulting, Inc., at william.nolan@fticonsulting.com; and

                           (viii)   Leon    Szlezinger,     Mesirow    Financial
                                    Consulting, at
                                    lszlezinger@mesirowfinancial.com.

                  (c) Required Terms. An Overbid must, at a minimum, comply with the following requirements:

                           (i) The Overbid must be received by the Overbid Deadline;

                           (ii) The Overbid must clearly state the amount of cash consideration, in U.S. dollars, that the Bidder is prepared to pay for the Beattie Plant. Only cash consideration will be evaluated; the utilization of notes or other instruments to make up a portion of the consideration will be evaluated as providing zero value to the Debtors;

                           (iii) The Initial Overbid Amount shall exceed, net of any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant, the Purchase Price by at least three percent (3%) such that the Initial Overbid Amount will be at least $3,862,500.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant;

                           (iv) Thereafter, Overbids shall increase by a minimum Overbid Increment of $50,000.00 plus any applicable brokers' fees or other similar costs of the sale payable from the proceeds of the Beattie Plant;

                           (v) The Overbid must be in writing and include a copy of the APA as a form, marked-up to show any revisions required by the Qualified Party to consummate the sale (a "Competing APA"), which Competing APA must be acceptable in form and substance to the Debtors, and otherwise be in compliance with the requirements of the Bankruptcy Code and applicable orders of the Bankruptcy Court;

                           (vi) The Overbid must be accompanied by copies of financial statements, letters of credit and/or any other documents or evidence
                                    reasonably   satisfactory   to  the  Debtors
                                    demonstrating   the   Bidder's   ability  to
                                    consummate the contemplated transaction;

                           (vii) The Overbid must not be conditioned on a Bidder's ability to obtain financing;

                           (viii) The Overbid must not be conditioned on the outcome of the due diligence by such Bidder;

                           (ix) The Overbid must be accompanied by information and assurances satisfactory to the Debtors that the Bidder can obtain all required consents, approvals and licenses to fulfill the terms, conditions and obligations under any and all related agreements;

                           (x) The Overbid must be accompanied by the provision of a certified or bank check, wire transfer, or letter of credit reasonably acceptable to the Debtors in the amount of at least 10% of the amount of the Overbid as a good faith deposit, to be held in escrow and credited to the closing payment if the Bidder is ultimately determined to be the Successful Bidder or to be returned to the bidder otherwise (a "Good Faith Deposit");

                           (xi) The Overbid must state that it has been approved (subject to stated conditions) by any, and all, governing bodies or investors (e.g., board of directors or minority partners);

                           (xii) The Overbid must state that it is made by the principals of the Bidder, and not by any person acting as agent for another, whether the principals are disclosed or undisclosed; however, a Bidder may appoint a representative to act on its behalf in connection with the Overbid; and

                           (xiii) No Bidder shall be entitled to reimbursement of its costs, expenses or professional fees incurred in connection with the sale and competitive bidding process for the Assets, including formulation and submission of any bid or any due diligence efforts.

         7. Overbid Deadline. The deadline by which all Overbids must be submitted is June 22, 2007, at 5:00 p.m. (ET).

         8. Auction. An auction for the sale of the assets for purchase set forth in the APA will be held on June 27, 2007, at 10:00 a.m. (ET), at the offices of Wyche Burgess Freeman & Parham, P.A., 44 East Camperdown Way, Greenville, South Carolina 29601.

         9. Sale Hearing. The Bankruptcy Court has scheduled the Sale Hearing for June 28, 2007, at 2:00 p.m. (ET) and will be held at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Fifth Floor, Courtroom 6, Wilmington, Delaware 19801.

         10. Adjournment of Hearings. The Debtors may adjourn the Sale Hearing one or more times without further notice by making an announcement in open Court or by the filing of a hearing agenda pursuant to Bankr. D. Del. L.R. 9029-3 announcing the adjournment.

         11. Objection Deadline. Except to the extent such relief has already been granted by prior order of this Court, all objections to the sale of the Beattie Plant must: (a) be in writing; (b) be signed by counsel or attested to by the objecting party; (c) be filed with the Clerk of the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801 on or before June 21, 2007 at 4:00 p.m. (ET) (the "Objection Deadline"); and (d) be served so as to be received on or before the Objection Deadline by the Objection Notice Parties.

         12. Documents. Copies of the Sale Motion, the Sale Procedures Order, the Stalking Horse Order, the APA and the Overbidding Procedures may be examined by interested parties between the hours of 8:00 a.m. and 3:00 p.m. (ET) at the office of the Clerk of the Court, 824 Market Street, Wilmington, Delaware 19801, or by appointment during regular business hours at the offices of the Debtor's attorneys: Morris, Nichols, Arsht & Tunnell LLP, 1201 N. Market Street, 18th Floor, Wilmington, Delaware 19801 (Attn: Gregory T. Donilon, Esq., Ph: (302) 658-9200). Additionally, copies of the foregoing may be downloaded from the Court's docket at www.deb.uscourts.gov or the website of the Debtors' noticing agent, Bankruptcy Services, LLC, at www.bsillc.com.

Dated: May 22, 2007
         Wilmington, Delaware     MORRIS, NICHOLS, ARSHT & TUNNELL

                                  --------------------------------

                                  Robert J. Dehney (No. 3578)
                                  Gregory T. Donilon, Esq. (No. 4244)
                                  1201 N. Market Street
                                  P.O. Box 1347
                                  Wilmington, DE  19899-1347
                                  (302) 658-9200

                                  - and -

                                  RAYBURN COOPER & DURHAM, P.A.
                                  C. Richard Rayburn
                                  John R. Miller, Jr.
                                  Shelley K. Abel
                                  Suite 1200, The Carillon
                                  227 West Trade Street
                                  Charlotte, NC  28202
                                  (704) 334-0891

                                  Counsel for Delta Mills, Inc., et al.,
                                  Debtors and Debtors-in-Possession